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                                                                EXHIBIT 23.4



                      CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the use in this Registration Statement on Form
SB-2 (Amendment No.1) of our report, dated January 12, 1996,relating to the consolidated financial statements of Colorado Business Bankshares, Inc. and subsidiaries. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.




                                       McGLADREY & PULLEN,LLP
Charlotte, North Carolina
May 28, 1998